                                                                  Exhibit 10.92


===============================================================================


                        PREFERRED STOCK REGISTRATION
                         AND OTHER RIGHTS AGREEMENT

                                   among

                        COLLINS & AIKMAN PRODUCTS CO.

                                    and

                                 TEXTRON INC.

                        Dated as of December 20, 2001


                               Relating to:

            182,700 shares of Series A1 Redeemable Preferred Stock 123,700 shares of Series B1 Redeemable Preferred Stock
             20,000 shares of Series C1 Redeemable Preferred Stock


===============================================================================

                              TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
1.   Definitions.........................................................    1

2.   Resale Assistance...................................................    8

3.   Shelf Registration..................................................   15

4.   Liquidated Damages..................................................   18

5.   Registration Procedures.............................................   21

6.   Expenses............................................................   26

7.   Indemnification.....................................................   27

8.   Underwritten Registrations..........................................   29

9.   Miscellaneous.......................................................   30

     (a)   Remedies......................................................   30
     (b)   No Inconsistent Agreements....................................   30
     (c)   Amendments and Waivers........................................   30
     (d)   Notices.......................................................   30
     (e)   Successors and Assigns........................................   31
     (f)   Counterparts..................................................   31
     (g)   Headings......................................................   31
     (h)   Governing Law.................................................   31
     (i)   Severability..................................................   31
     (j)   Securities Held by the Company or Its Affiliates..............   32
     (k)   Third-Party Beneficiaries.....................................   32
     (l)   Entire Agreement..............................................   32

                        PREFERRED STOCK REGISTRATION
                         AND OTHER RIGHTS AGREEMENT

          PREFERRED STOCK REGISTRATION AND OTHER RIGHTS AGREEMENT(the "Agreement") dated as of December 20, 2001, by and among Collins & Aikman Products Co., a Delaware corporation (together with its successors, the "Company"), and Textron Inc., a Delaware corporation (the "Parent").

          WHEREAS, pursuant to a Purchase Agreement, dated as of August 7, 2001, as amended and restated on November 30, 2001 (the "Purchase Agreement"), by and between Parent, and Collins & Aikman Corporation and the Company, Textron Holdco Inc., a Rhode Island corporation and wholly owned subsidiary of Parent ("Textron Holdco"), will receive an initial aggregate of 182,700 shares of Series A1 Redeemable Preferred Stock, without par value (together with all other shares of preferred stock of the same series issued from time to time in accordance with the Certificate of Designations, the "Series A1 Preferred Stock"), of the Company and 123,700 shares of Series B1 Redeemable Preferred Stock, without par value (together with all other shares of preferred stock of the same series issued from time to time in accordance with the Certificate of Designations, the "Series B1 Preferred Stock"), of the Company and 20,000 shares of Series C1 Redeemable Preferred Stock, without par value (together with all other shares of preferred stock of the same series issued from time to time in accordance with the Certificate of Designations, the "Series C1 Preferred Stock," and together with the Series A1 Preferred Stock and the Series B1 Redeemable Preferred Stock, the "Securities"), of the Company; and

          WHEREAS, in order to induce Parent to cause Holdco to acquire, and Textron Holdco to acquire, the Securities as provided in the Purchase Agreement, the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) and certain other rights to Parent as set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.   Definitions

          As used in this Agreement, the following terms shall have the following meanings:

          "144A Demand Date" means the date, on or after the earlier of (x) the first anniversary of the Closing Date or (y) the later of (p) the 90th day following the consummation of the Permanent Financing or (q) the 90th day after the Closing Date. For the avoidance of doubt, during the first year following the Closing Date, the 144A Demand Date shall not occur prior to the time that the Investment Banks shall cease to have any right to cause a Securities Demand.

          "144A Demand Notice" is defined in Section 2(a).

          "144A Marketing Assistance" means the Company's obligations under
Section 2(a) with respect to a 144A Resale following receipt of a 144A Demand Notice (or comparable obligations under Section 3(c) in connection with an Affiliate Shelf Election).

          "144A Minimum Resale" means one or more 144A Resales by Parent resulting in the sale of more than 25% of the Securities initially held by Parent to one or more Persons who are not Affiliates of Parent.

          "144A Resale" is defined in Section 2(a).

          "144A Resale Attempt" means an attempt to market and/or consummate a 144A Resale which shall be deemed to have been initiated upon the Company's receipt of a 144A Demand Notice and shall be deemed to have been completed upon the first to occur of (i) the termination of 144A Marketing Assistance in accordance with Section 2(a) with respect to such 144A Resale Attempt or (ii) the consummation of the subject 144A Resale.

          "Advice" is defined in the last paragraph of Section 5.

          "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Affiliate Shelf Election" is defined in Section 3(c).

          "Affiliate Shelf Registration" is defined in Section 3(c).

          "Agreement" is defined in the first introductory paragraph to this Agreement.

          "Blackout Period" means the period during which the Company (i) may suspend the effectiveness of any Shelf Registration and/or suspend the use of any related Prospectus, (ii) shall not be required to file, amend or supplement any Shelf Registration, any related Prospectus or any document incorporated therein by reference (other than an effective registration statement being used for an underwritten offering) and (iii) shall not be required to provide 144A Marketing Assistance pursuant to Section 2(a) or otherwise perform any of its obligations thereunder. A "Blackout" shall exist (a) during any period, which period shall not exceed an aggregate of 105 days in any 365 day period, for which the Company determines in its good faith judgment that the disclosure of an event at such time would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction and (b) during any period that the Company is actively pursuing a Par Offer.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

          "Certificate of Designations" shall mean the Company's certificate of designations relating to the Securities and the Exchange Securities.

          "Closing Date" means the Closing Date as defined in the Purchase Agreement.

          "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

          "Common Stock" means any "Registrable Securities," as defined in the Common Stock Registration Rights Agreements.

          "Common Stock Demand Registration" means any "Demand Registration," as defined in the Common Stock Registration Rights Agreements, involving an underwritten offering of Common Stock pursuant to any of the Common Stock Registration Rights Agreements.

          "Common Stock Registration Rights Agreements" means each of (i) the Registration Rights Agreement, dated as of February 23, 2001, by and among Blackstone Capital Company II, L.L.C., Heartland Industrial Partners, L.P., Wasserstein/C&A Holdings, L.L.C. and Collins & Aikman Corporation, (ii) the Registration Rights Agreement, dated as of July 3, 2001, by and among Charles
E. Becker, Michael E. McInerney, Jens Hohnel, the Joan Investors (as defined therein) and Collins & Aikman Corporation and (iii) the Registration Rights Agreement, dated as of the Closing Date, by and among Parent and Collins & Aikman Corporation.

          "Company" has the meaning set forth in the preamble to this Agreement and shall mean any successor thereto that has issued Preferred Stock.

          "Debt Commitment Letter" means the Commitment Letter, dated as of November 30, 2001 with The Chase Manhattan Bank, J.P. Morgan Securities Inc., Credit Suisse First Boston, Credit Suisse First Boston, Cayman Islands Branch, Deutsche Bank.Alex Brown Inc., Bankers Trust Company and Merrill Lynch Capital Corporation (including the Summa-ries of Terms and Conditions annexed thereto), as amended, supplemented or modified from time to time.

          "Designated Holder" means the Parent or any subsidiary of Parent and any transferee to whom Registrable Securities have been transferred, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

          "Effectiveness Date" means the 120th day after the Exchange Offer Demand Date, in the case of the Exchange Registration Statement, and the earlier of the 120th day after the delivery of the Shelf Notice and 90 days after the date on which an Exchange Registration Statement would have had to be declared effective hereunder, in the case of the Initial Shelf Registration; provided each such period shall be extended by any Blackout Period.

          "Effectiveness Period" is defined in Section 3(a).

          "Event Date" is defined in Section 4(b).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

          "Exchange Offer" is defined in Section 2(b)(i).

          "Exchange Offer Demand Date" means the date of the receipt by the Company of an Exchange Offer Demand Notice.

          "Exchange Offer Demand Notice" is defined in Section 2(b)(i).

          "Exchange Registration Statement" is defined in Section 2(b)(i).

          "Exchange Securities" is defined in Section 2(b)(i).

          "Filing Date" means the 60th day after the Exchange Offer Demand Date.

          "Holder" means a Person in whose name a Security is registered on the Company's register.

          "Indemnified Party" is defined in Section 7(c).

          "Indemnifying Party" is defined in Section 7(c).

          "Initial Purchaser" is defined in Section 2(a).

          "Initial Shelf Registration" is defined in Section 3(a).

          "Inspectors" is defined in Section 5(m).

          "Investment Banks" has the meaning provided in the Debt Commitment Letter.

          "Liability" is defined in Section 7(a).

          "Liquidated Damages" is defined in Section 4(a).

          "NASD" means the National Association of Securities Dealers, Inc.

          "Offering Document" means an offering memorandum of the Company prepared for use in connection with a 144A Resale pursuant to Section 2(a) hereof that is similar in form and substance to a Prospectus and also contains the information required by subsection (d)(4) of Rule 144A (including, without limitation, any Offering Document that is subject to completion and any Offering Document that includes any information omitted from a previously distributed Offering Document), as amended or supplemented, together with each document incorporated by reference therein or that forms an exhibit, appendix, schedule or attachment thereto.

          "Parent" is defined in the preamble to this Agreement and includes any successor thereto and any subsidiary of Parent that is a Holder.

          "Parent Shelf Election" is defined in Section 3(b).

          "Parent Shelf Registration" is defined in Section 3(b).

          "Par Offer" means a Par Offer as defined in the Certificate of Designations.

          "Permanent Financing" means the consummation on, prior to, or after the Closing Date of the issuance and sale of Commitment Letter Securities as contemplated by the Debt Commitment Letter such that the Investment Banks shall thenceforth cease to have any right to cause a Securities Demand. For the purposes of the foregoing, "Commitment Letter Securities," shall have the meaning ascribed to the term "Securities" in the Debt Commitment Letter.

          "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchase Agreement" is defined in the second introductory paragraph to this Agreement and includes any amendment, supplement or modification thereto.

          "Records" is defined in Section 5(m).

          "Registrable Securities" means each Security upon original issuance thereof and at all times subsequent thereto and each Exchange Security if upon original issuance thereof such Exchange Security may not be sold without restriction under federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act) (a "Restricted Exchange Security") until, in the case of any such Security or Exchange Security, as the case may be, the earliest to occur of (i) a Registration Statement (other than with respect to any Restricted Exchange Security) covering such Security or Exchange Security, as the case may be, has been declared effective by the Commission and such Security or Exchange Security, as the case may be, has been disposed of in accordance with such effective Registration Statement; (ii) such Security or Exchange Security, as the case may be, may be sold in compliance with Rule 144 without volume or manner of sale limitations; (iii) in the case of any Security, such Security has been exchanged pursuant to the Exchange Offer for an Exchange Security or Exchange Securities that may be resold without restriction under federal securities laws; or (iv) such Security or Exchange Security, as the case may be, ceases to be outstanding.

          "Registration Statement" means any registration statement of the Company, including, but not limited to, the Exchange Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Required Holders" means Holders holding a majority in liquidation preference of the Registrable Securities.

          "Restricted Exchange Securities" is defined in the definition of "Registrable Security."

          "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders of such securities that are not affiliates of the Company being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

          "Rule 415" means Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "Securities" is defined in the second introductory paragraph to this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

          "Securities Demand" has the meaning provided in the Debt Commitment Letter.

          "Series A1 Preferred Stock" is defined in the second introductory paragraph to this Agreement.

          "Series B1 Preferred Stock" is defined in the second introductory paragraph to this Agreement.

          "Series C1 Preferred Stock" is defined in the second introductory paragraph to this Agreement.

          "Shelf Exchange" is defined in Section 3(a).

          "Shelf Notice" is defined in Section 2(b)(iii).

          "Shelf Registration" is defined in Section 3(d).

          "Subsequent Shelf Registration" is defined in Section 3(d).

          "Textron Holdco" is defined in the second introductory paragraph to this Agreement.

          "Triggering Event" means the earlier to occur of (i) Parent's election to terminate all obligations of the Company under Section 2(a) hereof to provide 144A Marketing Assistance with respect to the Registrable Securities or (ii) the occurrence of a 144A Minimum Resale; provided, that if an event described in the foregoing clauses (i) or (ii) shall occur prior to the completion of the first 144A Resale Attempt, a Triggering Event shall be deemed not to have occurred until such time as the first 144A Resale Attempt has been completed.

          "underwritten registration or underwritten offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.   Resale Assistance

          (a) 144A Marketing Assistance. At any time following the 144A Demand Date, upon receipt of a written request from Parent (a "144A Demand Notice"), the Company will provide reasonable and customary assistance to Parent in completing a private resale of the Securities pursuant to Rule 144A or another offering exempt from the registration requirements of the Securities Act (a "144A Resale"), which assistance will involve the customary efforts an issuer provides to initial purchasers in a private resale of securities pursuant to Rule 144A; provided, that (A) the Company will not be required to provide such assistance in connection with more than three 144A Resale Attempts in aggregate; provided, that if Parent makes a Parent Shelf Election pursuant to Section 3(b) hereof, the Company will not be required to provide such assistance in connection with more than one 144A Resale Attempt (inclusive of any 144A Resale Attempt which has been completed prior to the Parent Shelf Election), (B) the Company will not be required to provide such assistance in connection with more than one 144A Resale Attempt in any 270 day period, (C) the Company's obligations pursuant to this Section 2(a) shall be suspended during any Blackout Period, (D) Parent and the Company shall each act in good faith to plan all activities in connection with any 144A Marketing Attempt so as not to materially interfere with the Company's public financial reporting process or any Common Stock Demand Registration, (E) Parent shall retain, at its sole expense, a nationally recognized investment banking firm reasonably acceptable to the Company to act as the initial purchaser or underwriter of such 144A Resale on a firm commitment basis (the "Initial Purchaser"), it being understood that so long as (I) Parent and the Initial Purchaser contemplate entering into a firm commitment underwriting or purchase arrangement in connection with the subject 144A Resale during the course of 144A Marketing Assistance and (II) if such 144A Resale is consummated, it is consummated pursuant to such a firm commitment underwriting or purchase arrangement, the Initial Purchaser shall be deemed to be acting on a firm commitment basis, and
(F) prior to delivery of a 144A Demand Notice, Parent shall have been advised by its anticipated Initial Purchaser in writing that it is reasonably confident that there are potential purchasers of the Securities at such time. In connection with such a 144A Resale, the Company's assistance shall include:

          (i) The preparation of a preliminary Offering Document, omitting pricing related information, within 45 days of the Company's receipt of a properly given 144A Demand Notice; provided that before finalizing any such preliminary Offering Document the Company shall, if requested, furnish to and afford the Parent, its counsel and the Initial Purchaser, a reasonable opportunity to review copies of such preliminary Offering Document at least five (5) Business Days prior to finalizing such document. The Parent shall not be obligated to accept any preliminary Offering Document as to which it, its counsel or the Initial Purchaser shall reasonably object within five (5) Business Days of their receipt of such materials. Following the preparation of a preliminary Offering Document, within one Business Day of Parent's written request therefor (if received prior to 4:00 p.m., New York time, or two Business Days otherwise), the Company shall prepare a final Offering Document containing pricing information provided by Parent previously omitted from the preliminary Offering Document.

          (ii) The notification of Parent, its counsel and the Initial Purchaser promptly (but in any event within three Business Days), and confirm such notice in writing, (A) of the issuance by the Commission of any order preventing or suspending the use of any preliminary Offering Document or the initiation of any proceedings for that purpose; (B) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a preliminary Offering Document or any of the Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (C) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such preliminary Offering Document untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such preliminary Offering Document so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) The Company's use of its best efforts to prevent the issuance of any order preventing or suspending the use of an Offering Document or suspending the qualification (or exemption from qualification) of any of the Securities, for sale in any jurisdiction, and, if any such order is issued, the Company's use of its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible date.

          (iv) At any time prior to the earlier of (x) consummation of a 144A Resale of Securities covered by a final Offering Document or (y) the completion of the subject 144A Resale Attempt, upon the occurrence of any event contemplated by paragraph 2(ii)(C) hereof, as promptly as practicable preparing an amendment or supplement to the final Offering Document so that the Offering Document, as thereafter delivered to the purchasers of the Securities being sold thereunder, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (v) The delivery to Parent, its counsel, and the Initial Purchaser of as many copies of the preliminary and final Offering Document as such Persons may reasonably request. The Company hereby consents to the use of any such Offering Document by Parent and the Initial Purchaser and dealers (if any), in connection with the offering and sale of the Securities covered by such Offering Document.

          (vi) Prior to any 144A Resale of Securities covered by an Offering Document, the Company's use of its reasonable best efforts to register or qualify, and the cooperation with Parent, its counsel and the Initial Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Securities for offer and sale under the securities or Blue Sky laws of such state and local jurisdictions within the United States as Parent, or the Initial Purchaser may reasonably request in writing; the maintenance of effectiveness of each such registration or qualification (or exemption therefrom) during the period it is required to be kept effective and do any and the performance of all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Securities covered by the applicable Offering Document; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified; (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject; or (iii) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (vii) The cooperation with Parent and the Initial Purchaser to facilitate the timely preparation and delivery of certificates representing Securities to be sold, which certificates shall be in a form eligible for deposit with The Depository Trust Company and otherwise in such denominations and registered in such names as the Initial Purchaser or Parent may reasonably request.

          (viii) Prior to the 144A Resale of the Securities covered by an Offering Document, (i) providing a transfer agent and registrar for such Securities, (ii) providing such transfer agent and registrar with certificates for such Securities in a form eligible for deposit with The Depository Trust Company, and (iii) providing a CUSIP number for such Securities.

          (ix) Entering into and performing customary underwriting or purchase agreements with any Initial Purchaser selected as set forth above and making such representations and taking such other actions in connection therewith in order to or facilitate the 144A Resale of the Securities covered by an Offering Document as may be reasonably requested by Parent.

          (x) Making available at reasonable times for inspection by Parent, its counsel and the Initial Purchaser participating in the 144A Resale all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and causing the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such persons in connection therewith.

          (xi) Causing to be delivered to the Initial Purchaser (i) "cold comfort" letters dated the date of the underwriting or purchase agreement and the date of the closing under the underwriting or purchase agreement from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters (to the extent permitted by applicable accounting literature) as the Initial Purchaser reasonably requests, (ii) one or more opinions of counsel, dated the date of consummation of such 144A Resale, addressing customary matters relating to the Company, such 144A Resale and the Securities sold pursuant thereto, including, without limitation, a customary "10b-5" statement and (iii) such customary certificates from officers of the Company as the Initial Purchaser may reasonably request.

          (xii) Making executive officers of the Company available to participate in customary road shows and other informational meetings with prospective purchasers as may reasonably requested by the Initial Purchaser; provided, that such road show or series of informational meetings shall not extend beyond a period of two weeks.

          (xiii) The Company's use of its reasonable best efforts to cause the Securities covered by an Offering Document to be rated with the one or more nationally recognized rating agencies, if so requested by the Initial Purchaser.

          (xiv) Obtaining the approval of The Depository Trust Company for "book-entry" transfer of the Securities, and compliance with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

          (xv) The Company's use of its best efforts to effect the inclusion of Registrable Securities covered by an Offering Document in the PORTAL Market and to maintain such listing for so long as such Securities are Registrable Securities.

Parent may at any time, by irrevocable written notice to the Company, elect to terminate all further obligations of the Company under this Section 2(a). Upon receipt of such notice, the Company shall have no further obligations under this Section 2(a), Section 3(c) or to provide any further 144A Marketing Assistance.

          (b) Exchange Offer. (i) At any time following the completion of a 144A Minimum Resale and prior to a Parent Shelf Election, but not more than once, upon the written notice of Parent (the "Exchange Offer Demand Notice"), the Company shall file a registration statement with the Commission no later than the Filing Date, pursuant to which the Company shall offer to all Holders to exchange (the "Exchange Offer") any and all of the Series A1 Preferred Stock for Series A2 Redeemable Preferred Stock, without par value (together with all other shares of preferred stock of the same series issued from time to time in accordance with the Certificate of Designations, the "Series A2 Preferred Stock"), of the Company, any and all of the outstanding Series B1 Preferred Stock for Series B2 Redeemable Preferred Stock without par value (together with all other shares of preferred stock of the same series issued from time to time in accordance with the Certificate of Designations, the "Series B2 Preferred Stock"), of the Company and any and all of the outstanding Series C1 Preferred Stock for Series C2 Redeemable Preferred Stock, without par value (together with all other shares of preferred stock of the same series issued from time to time in accordance with the Certificate of Designations, the "Series C2 Preferred Stock"), of the Company; provided that the Company shall not be required to extend the Exchange Offer to Parent unless Parent delivers to the Company, at least five Business Days prior to the effectiveness of the Exchange Registration Statement, an opinion of outside counsel, reasonably acceptable to the Company, to the effect that Parent may participate in the Exchange Offer and receive Exchange Securities on the date of the exchange that may be sold without restriction under federal securities laws. As set forth in the Certificate of Designation, the Series A2 Preferred Stock, the Series B2 Preferred Stock and the Series C2 Preferred Stock (considered together, the "Exchange Securities"), will be identical in all material respects to the Series A1 Preferred Stock, the Series B1 Preferred Stock and the Series C1 Preferred Stock, respectively, except that the Exchange Securities shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon, except as otherwise specifically required by the other provisions of this Agreement. The Company shall not be obligated to effect more than one Exchange Offer. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act. The Company agrees to use its reasonable best efforts to (i) file the initial Exchange Registration Statement with the Commission on or prior to the Filing Date; (ii) cause the Exchange

Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (iii) keep the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is first mailed to Holders; (iv) consummate the Exchange Offer within 180 days of the Demand Date; and (v) concurrently with the consummation of such Exchange Offer privately exchange any Securities held by Parent for Exchange Securities (such exchange securities to contain any appropriate restrictive legends required by law) having the same CUSIP number as the corresponding Securities offered in the Exchange Offer. Notwithstanding the foregoing, all periods of time required hereunder may be extended for any Blackout Period. If after such Exchange Registration Statement is initially declared effective by the Commission, the Exchange Offer or the issuance of the Exchange Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, then such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities, that such Holder is not an affiliate of the Company within the meaning of the Securities Act and any additional representations that in the written opinion of counsel to the Company are necessary under then-existing interpretations of the Commission in order for the Exchange Registration Statement to be declared effective. Upon consummation of the Exchange Offer in accordance with this Section 2(b)(i), the Company shall have no further obligation to register Registrable Securities pursuant to Section 3(a) of this Agreement or Section 3(d) of this Agreement insofar as it relates to an Initial Shelf Registration or Subsequent Registration thereto. No securities other than the Exchange Securities shall be included in the Exchange Registration Statement.

          (ii)   In connection with the Exchange Offer, the Company shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) permit Holders to withdraw tendered Registrable Securities at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

          (3) otherwise comply in all material respects with all applicable laws.

          As soon as practicable after the close of the Exchange Offer, the Company shall:

          (1) accept for exchange all Registrable Securities validly tendered and not validly withdrawn pursuant to the Exchange Offer;

          (2) promptly cancel or deliver to the designated transfer agent and registrar for cancellation all Registrable Securities so accepted for exchange; and

          (3) deliver promptly or cause the designated transfer agent and registrar to deliver promptly to each Holder tendering such Registrable Securities, Exchange Securities, equal in aggregate liquidation preference to the Securities of such Holder so accepted for exchange.

          The Exchange Securities will be issued subject to the terms of the Certificate of Designations.

          (iii)   In addition to conducting the Exchange Offer provided for in
Section 2(b)(i) above, if (i) because of any change in law or in currently prevailing interpretations of the Commission, the Company reasonably determines in good faith, based upon written advice of qualified outside counsel, that it is not permitted to effect the Exchange Offer; (ii) the Exchange Offer is not commenced on or prior to the Effectiveness Date; (iii) the Exchange Offer is, for any reason, not consummated on or prior to the 180th day after the Demand Date; or (iv) any Holder (excluding Parent) participating in an Exchange Offer who has accurately made the representation called for in Section 2(b) causes to be delivered to the Company an opinion of outside counsel to such Holder reasonably acceptable to the Company to the effect that such Holder did not receive Exchange Securities on the date of the exchange that may be sold without restriction under federal securities laws, then the Company shall (in the case of clause (iv) only, upon the written request of any affected Holder (excluding Parent) received within 30 days of the consummation of the Exchange Offer) promptly deliver to the Holders a written notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant to Section 3(a) covering all Registrable Securities.

          (c) Assistance in Connection with Other 144A Resales. Prior to a Parent Shelf Election, upon reasonable request and notice from Parent, the Company will provide reasonable assistance to Parent from time to time in connection with 144A Resales by Parent not requiring the 144A Marketing Assistance provided for in Section 2(a). Such reasonable assistance shall not count towards the maximum number of 144A Resale Attempts with respect to which the Company is required to provide 144A Marketing Assistance pursuant to
Section 2(a). Such reasonable assistance shall include making executive officers of the Company available, upon reasonable notice, to participate in conference calls with persons believed by Parent in good faith to be interested potential purchasers of the Securities; provided that Parent shall act in good faith to limit the duration and frequency of such conference calls such that in the aggregate such activities could not reasonably interfere with such executive officers' performance of their regular duties on behalf of the Company. In addition, in connection with any such 144A Resale, (a) upon the request of Parent or any interested potential purchaser identified by Parent, the Company shall as promptly as practicable (but in any event within the time period specified in the Certificate of Designation) provide the requesting Person information of the type described in subsection
(d)(iv) of Rule 144A and (b) prior to the effectiveness of the Exchange Offer Registration Statement, upon request and reasonable notice from Parent, subject to compliance with applicable law, the Company shall afford the benefits of
Section 2(b) to the Holders of any and all Securities eligible to participate in the Exchange Offer, subject, in the case of Parent, to the delivery of the opinion of counsel required under Section 2(b)(i).

3.   Shelf Registration

          (a) Initial Shelf Registration. If a Shelf Notice is delivered as contemplated by Section 2(b)(iii) at any time on or after the Exchange Offer Demand Date, then the Company shall (i) privately exchange the Securities for Exchange Securities (containing any appropriate restrictive legends as required by law) having the same CUSIP number as the corresponding Securities offered in the Exchange Offer (a "Shelf Exchange") and (ii) as promptly as reasonably practicable file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities issued in the Shelf Exchange (the "Initial Shelf Registration"). The Company shall file with the Commission the Initial Shelf Registration within 60 days of the delivery of the Shelf Notice and shall use its reasonable best efforts to cause such Shelf Registration to be declared effective, supplemented, amended and current under the Securities Act on or prior to the Effectiveness Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of all Exchange Securities constituting Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Securities to be included in any Initial Shelf Registration. Subject to any Blackout Period, the Company shall use its reasonable best efforts to keep the Initial Shelf Registration continuously effective, supplemented, amended and current under the Securities Act until the date that is two years from the Closing Date (the "Effectiveness Period") or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration (as defined) covering all of the Registrable Securities has been declared effective under the Securities Act.

          (b) At any time following a Triggering Event and prior to the subsequent delivery of a 144A Demand Notice or notice of an Affiliate Shelf Election to the Company,

Parent may elect by written notice to the Company (x) to have the Company register its Registrable Securities for public resale under the Securities Act (a "Parent Shelf Election") or (y) to terminate all further obligations of the Company under this Section 3(b). For the avoidance of doubt, Parent shall not be permitted to make a Parent Shelf Election after initiating a second 144A Resale Attempt or making an Affiliate Shelf Election. If Parent delivers notice of a proper Parent Shelf Election to the Company, then the Company shall as promptly as reasonably practicable file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities held by Parent (the "Parent Shelf Registration"). The Company shall file with the Commission the Parent Shelf Registration within 60 days of the delivery of the notice of the Parent Shelf Election and shall use its reasonable best efforts to cause such Shelf Registration to be declared effective, supplemented, amended and current under the Securities Act on or prior to the 120th day following the Parent Shelf Election. The Parent Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of all Registrable Securities for resale by Parent. The Company shall not permit any securities other than the Registrable Securities held by Parent to be included in any Parent Shelf Registration. Subject to any Blackout Period, the Company shall use its reasonable best efforts to keep the Parent Shelf Registration continuously effective, supplemented, amended and current under the Securities Act until the end of the Effectiveness Period or such shorter period ending when (i) all Registrable Securities covered by the Parent Shelf Registration have been sold in the manner set forth and as contemplated in the Parent Shelf Registration or
(ii) a Subsequent Shelf Registration (as defined) covering all of the Registrable Securities has been declared effective under the Securities Act.

          (c) At any time following the effectiveness of the Exchange Offer Registration Statement or the Initial Shelf Registration Statement prior to making a Parent Shelf Election, in lieu of (and counting as) a demand for 144A Marketing Assitance pursuant to Section 2(a), Parent may elect by written notice to the Company to have the Company register its Registrable Securities for public resale under the Securities Act (an "Affiliate Shelf Election"); provided, that in connection with such request Parent receives the advice of its outside legal counsel, reasonably acceptable to the Company, that Parent would likely at such time be deemed to be an Affiliate of the Company for the purposes of the Securities Act. For the avoidance of doubt, Parent's election under this Section 3(c) shall take the place of one 144A Demand Notice to the Company and shall be subject to clauses (A) through (F) of Section 2(a) (as if the sale of Securities by Parent pursuant to an Affiliate Shelf Registration were a 144A Resale) and, if Parent is not entitled to deliver a 144A Demand Notice at the time of its election under this paragraph, the Company shall have no further obligations under this Section 3(c). If Parent delivers notice of a proper Affiliate Shelf Election to the Company, then the Company shall as promptly as reasonably practicable file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities held by Parent (the "Affiliate Shelf Registration"). The Com-pany shall file with the Commission the Affiliate Shelf Registration within 60 days of the delivery of the notice of the Affiliate Shelf Election and shall use its reasonable best efforts to cause such Shelf Registration to be declared effective, supplemented, amended and current under the Securities Act on or prior to the 120th day following the Affiliate Shelf Election. The Affiliate Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of all Registrable Securities for resale by Parent. The Company shall not permit any securities other than the Registrable Securities held by Parent to be included in any Affiliate Shelf Registration. Subject to any Blackout Period, the Company shall use its reasonable best efforts to keep the Affiliate Shelf Registration continuously effective, supplemented, amended and current under the Securities Act for 30 days following the effectiveness of the Affiliate Shelf Registration; provided, that if a Blackout Period shall exist at any time during which an Affiliate Shelf Registration would otherwise be required to be effective hereunder, the Company shall use its reasonable best efforts to keep the Affiliate Shelf Registration continuously effective, supplemented, amended and current under the Securities Act for 30 days following the conclusion of such Blackout Period. In connection with any Shelf Registration pursuant to this Section 3(c), in addition to the registration procedures set forth in Section 5, the Company shall provide marketing assistance to Parent comparable to that called for by Section 2(a) and in particular shall perform the activities described in Sections 2(a)(ix) through 2(a)(xiv) hereof (modified appropriately to account for the sale of Securities pursuant to an Affiliate Shelf Registration as opposed to a 144A Resale).

          (d) Subsequent Shelf Registrations. If the Initial Shelf Registration, the Parent Shelf Registration an Affiliate Shelf Registration or any Subsequent Shelf Registration (as defined) ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder or because of the existence of a Blackout Period), then the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities previously included in the suspended Shelf Registration (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, then the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective (x) during the remainder of the Effectiveness Period in the case of a Subsequent Shelf Registration to an Initial Shelf Registration or Parent Shelf Registration or (y) for 30 days in the case of an Affiliate Shelf Registration. As used herein the term "Shelf Registration" means the Initial Shelf Registration, the Parent Shelf Registration, an Affiliate Shelf Registration and any Subsequent Shelf Registration.

          (e) Supplements and Amendments. The Company shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Required Holders (of the Registrable Securities covered by such Shelf Registration), with the Company's consent, which consent shall not be unreasonably withheld or delayed.

4.   Liquidated Damages

          (a) The Company and the Parent agree that the Holders of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, in cash or in kind as provided in Section 4(b), at the election of the Company ("Liquidated Damages") to Holders of Registrable Securities under the circumstances and to the extent set forth below (each of which shall be given independent effect):

          (i) if (A) the Exchange Registration Statement has not been filed on or prior to the Filing Date or (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file an Initial Shelf Registration and such Shelf Registration is not filed on or prior to the 60th day after delivery of the Shelf Notice, then, in the case of subclause (A), commencing on the day after the Filing Date or, in the case of subclause (B), commencing on the 61st day following delivery of the Shelf Notice, Liquidated Damages shall be payable to Holders of Registrable Securities (other than Parent) at a rate of 0.25% per annum of the aggregate liquidation preference of such Registrable Securities for the first 90 days immediately following the Filing Date or such 90th day after delivery of the Shelf Notice being given, as the case may be, such rate of Liquidated Damages increasing by an additional 0.25% per annum of the aggregate liquidation preference of the Registrable Securities at the beginning of each subsequent 90-day period;

          (ii) if (A) the Exchange Registration Statement is not declared effective on or prior to the Effectiveness Date applicable thereto or (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file an Initial Shelf Registration and such Shelf Registration is not declared effective by the Commission on or prior to the applicable Effectiveness Date, then, commencing on the day after such applicable Effectiveness Date, Liquidated Damages shall be payable to Holders of the Registrable Securities (other than Parent) at a rate of 0.25% per annum of the aggregate liquidation preference of the Registrable Securities for the first 90 days immediately following the day after the applicable Effectiveness Date, such rate of Liquidated Damages increasing by an additional 0.25% per annum of the aggregate liquidation preference of the Registrable Securities at the beginning of each subsequent 90-day period;

          (iii) if (A) the Company has not exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer 180 days after the Exchange Offer Demand Date; (B) the Exchange Registration Statement ceases to be effective prior to consummation of the Exchange Offer; or (C) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than during a Blackout Period), then Liquidated Damages shall be payable to Holders of the Registrable Securities covered by such Shelf Registration at a rate of 0.25% per annum of the aggregate liquidation preference of the Registrable Securities for the first 90 days commencing on the (x) 91st day after such effective date in the case of (A) above or
     (y) day such Exchange Registration Statement or Shelf Registration ceases to be effective in the case of (B) and (C) above, such rate increasing by an additional 0.25% per annum of the aggregate liquidation preference of the Registrable Securities at the beginning of each such subsequent 90-day period;

          (iv) if the Company is required to file a Parent Shelf Registration or an Affiliate Shelf Registration and such Shelf Registration is not filed on or prior to the 60th day after the Company receives notice of the Parent Shelf Election or an Affiliate Shelf Election, as the case may be, then commencing on the 61st day after the Company receives notice of the Parent Shelf Election or an Affiliate Shelf Election, as the case may be, Liquidated Damages shall be payable to Parent in respect of its Registrable Securities at a rate of 0.25% per annum of the aggregate liquidation preference of such Registrable Securities for the first 90 days immediately following the 60th day after the Company receives notice of the Parent Shelf Election or an Affiliate Shelf Election, as the case may be, such rate of Liquidated Damages increasing by an additional 0.25% per annum of the aggregate liquidation preference of the Registrable Securities at the beginning of each subsequent 90-day period;

          (v) if the Company is required to file a Parent Shelf Registration or an Affiliate Shelf Registration and such Shelf Registration is not declared effective on or prior to the 120th day after the Company receives notice of the Parent Shelf Election or Affiliate Shelf Election, as the case may be, then commencing on the 121st day after the Company receives notice of the Parent Shelf Election or Affiliate Shelf Election, as the case may be, Liquidated Damages shall be payable to Parent in respect of its Registrable Securities at a rate of 0.25% per annum of the aggregate liquidation preference of such Registrable Securities for the first 90 days immediately following the 120th day after the Company receives notice of the Parent Shelf Election or Affiliate Shelf Election, as the case may be, such rate of Liquidated Damages increasing by an addi-tional 0.25% per annum of the aggregate liquidation preference of the Registrable Securities at the beginning of each subsequent 90-day period; and

          (vi) if the Company is required to prepare a preliminary Offering Document in connection with a 144A Resale Attempt and such preliminary Offering Document is not finalized and made available to Parent on or prior to the 45th day after the Company receives the related 144A Demand Notice, then commencing on the 46th day after the Company receives the related 144A Demand Notice, Liquidated Damages shall be payable to Parent in respect of its Registrable Securities at a rate of 0.25% per annum of the aggregate liquidation preference of such Registrable Securities for the first 90 days immediately following the 45th day after the Company receives the related 144A Demand Notice, such rate of Liquidated Damages increasing by an additional 0.25% per annum of the aggregate liquidation preference of the Registrable Securities at the beginning of each subsequent 90-day period;

provided, however, that the rate of Liquidated Damages on the Registrable Securities may not exceed in the aggregate 2.00% per annum of the aggregate liquidation preference of the Registrable Securities; provided, further, that
(1) upon the filing of the Exchange Registration Statement or each Shelf Registration (in the case of (i) or (iv) above); (2) upon the effectiveness of the Exchange Registration Statement or each Shelf Registration, as the case may be (in the case of (ii) or (v) above); (3) upon the exchange of Exchange Securities for all Registrable Securities tendered (in the case of (iii)(A) above) or upon the effectiveness of an Exchange Registration Statement or Shelf Registration that had ceased to remain effective (in the case of (iii)(B) and (C) above); or (4) upon the finalization and delivery to Parent of a preliminary Offering Document (in the case of (vi) above), Liquidated Damages as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

          (b) The Company shall notify the Holders within three business days after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event Date"). Any Liquidated Damages due pursuant to (a)(i)-(vi) of this Section 4 may be paid, at the Company's option, in cash or additional fully-paid and nonassessable Securities or Exchange Securities, as appropriate, on each March 1, June 1, September 1 and December 1 (to the Holders of Registrable Securities of record on the regular record date therefor (as specified in the Certificate of Designations) immediately preceding such dates), commencing with the first such date occurring after any such Liquidated Damages commence to accrue. The amount of Liquidated Damages will be determined by applying the applicable Liquidated Damages rate to the aggregate liquidation preference of the Registrable Securities outstanding on a daily basis during such period but utilizing a 360-day year comprised of twelve 30-day months. Notwithstanding the fact that any Registrable Securities for which Liquidated Damages is due thereafter cease to be Registrable Securities, all obligations of the Company to pay Liquidated Damages with respect to such Registrable Securities shall survive until such time as such obligations with respect to such Registrable Securities shall have been satisfied in full.

          (c) The parties hereto agree that the Liquidated Damages provided for in this Section 4 constitutes the sole and exclusive remedy for a breach of Sections 2 and 3 hereof and is a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities in the circumstances set forth in
Section 4(a). Notwithstanding anything herein to the contrary, no Liquidated Damages shall be payable in respect of the first 90 days of any Blackout Period.

5.   Registration Procedures

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

          (a) Prepare and file with the Commission prior to the Filing Date, the Exchange Registration Statement or Shelf Registration, as the case may be, as prescribed by Section 2 or 3 and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if a Shelf Registration is filed pursuant to Section 3, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, then the Company shall, if requested, furnish to and afford the Holders of the Registrable Securities to be registered pursuant to such Shelf Registration, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five (5) Business Days prior to such filing). The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto if the Required Holders (of Registrable Securities covered by such Registration Statement), their counsel, or the managing underwriters, if any, shall reasonably object within five (5) Business Days of their receipt of such materials.

          (b) Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the

     Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented. The Company shall be deemed not to have used its reasonable best efforts to keep a Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period (other than during a Blackout Period) unless such action is required by applicable law, rule or regulation or unless the Company complies with this Agreement, including, without limitation, the provisions of paragraph 5(j) hereof and the last paragraph of Section 5.

          (c) If a Shelf Registration is filed pursuant to Section 3, notify the selling Holders of Registrable Securities, their counsel and the managing underwriters, if any, promptly (but in any event within three Business Days), and confirm such notice in writing, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits); (B) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose; (C) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes the representations and warranties of the Company contained in any agreement (including any underwriting agreement contemplated by Section 5(l) hereof) cease to be true and correct in any material respect; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (E) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     and (F) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) If a Shelf Registration is filed pursuant to Section 3, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities, for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible date.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Required Holders (of Registrable Securities being sold in connection with an underwritten offering), (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or their counsel reasonably request to be included or made therein; (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement.

          (f) If a Shelf Registration is filed pursuant to Section 3, furnish to each selling Holder of Registrable Securities and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If a Shelf Registration is filed pursuant to Section 3, deliver to each selling Holder of Registrable Securities, their respective counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, or the managing underwriter or underwriters, if any, reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified; (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject; or (iii) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

          (j) If a Shelf Registration is filed pursuant to Section 3, upon the occurrence of any event contemplated by paragraph 5(c)(E) or 5(c)(F) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof and other than during a Blackout Period) file with the Commission, at the Company's sole expense, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide a transfer agent and registrar for the Registrable Securities, (ii) provide such transfer agent and registrar with certificates for the Regis-trable Securities in a form eligible for deposit with The Depository Trust Company; and (iii) provide a CUSIP number for the Registrable Securities.

          (l) Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any twelve-month period (or 90 days after the end of any twelve-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said twelve-month periods.

          (m) If the Exchange Offer or the Shelf Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Registrable Securities, the Company shall mark, or cause to be marked, on the Registrable Securities being delivered for cancellation, that such securities are being canceled in exchange for the Exchange Securities or Registrable Securities issued in the Shelf Exchange.

          (n) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

          (o) Use its reasonable best efforts to cause all Securities held by Parent at all times (i) to be of the same series as the corresponding series of Securities held by all other Holders, (ii) to bear the same CUSIP number as all Securities of the same series held by other Holders, and (iii) upon such Securities becoming transferable without restriction pursuant to federal securities laws, to be eligible (A) for deposit in and book entry trading through any depositary with respect to which Securities held by any other Holders are then eligible and (B) for trading on any national securities exchange or quotation on any interdealer quotation system with respect to which Securities held by all other Holders are then listed or quoted; provided, that prior to such time as Securities held by Parent are transferable without restriction pursuant to federal securities laws, Securities held by Parent shall bear an appropriate legend with respect to such restriction.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Securi-ties of any seller who fails to furnish such information within twenty (20) Business Days after receiving such request. With respect to a Shelf Registration, no Holder who has failed to furnish such information shall be entitled to the Liquidated Damages provided for in Section 4 that would otherwise have accrued or be payable during the period of time commencing with the end of such twenty-Business Day period ending on the date such requested information is received by the Company. Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

          Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(B), 5(c)(D), 5(c)(E) or 5(c)(F), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement to be sold by such Holder and dissemination of such Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

6.   Expenses

         All reasonable and documented fees and expenses incident to the performance of or compliance with Sections 2, 3 and 5 of this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with federal securities and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of one counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Securities and determination of the eligibility of the Registrable Securities or Exchange Securities for investment under the laws of such jurisdictions (x) where the holders of Registrable Securities are located, in the case of the Exchange Securities, or (y) as provided in Section 5(h) hereof, in the case of Registrable Securities); (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company; (iii) fees and disbursements of all independent certified public accountants; (iv) fees and expenses of all other Persons retained by the Company (including fees and expenses of the transfer agent and registrar for the Securities); (v) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties); (vi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, inden-tures and any other documents necessary in order to comply with this Agreement, but excluding any fees and disbursements of brokers or dealers, including, without limitation, underwriting discounts, commissions and transfer taxes attributable to the sale of each Registrable Security or Exchange Security;
(vii) any fees associated with making the Registrable Securities or Exchange Securities eligible for trading through The Depository Trust Company; (viii) fees and disbursements of one special counsel for the Parent in connection with any 144A Marketing Attempt pursuant to a 144A Demand Notice, any Affiliate Shelf Registration and any Parent Shelf Registration, not to exceed $75,000 per Shelf Registration or 144A Marketing Attempt; (x) expenses associated with investor meetings or any "road show"; and (xi) Offering Document or Prospectus printing fees and expenses; provided, that the Company shall have no responsibility for the fees or expenses of any Initial Purchaser or underwriter which shall be the sole responsibility of the Person retaining the services thereof.

7.   Indemnification

          (a) The Company agrees to indemnify and hold harmless each Designated Holder, its partners, directors, officers, affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a "Liability" and collectively, "Liabilities"), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made, except insofar as such Liability (i) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to penultimate paragraph of
Section 5, or (ii) is caused by any failure by the Designated Holder to deliver a prospectus or preliminary prospectus (or amendment or supplement thereto) as and when required under the Securities Act after such prospectus has been timely furnished by the Company. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

          (b) Each Designated Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company, each of their respective officers, direc-tors and affiliates and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use in such registration statement or prospectus, including, without limitation, the information furnished to the Company pursuant to penultimate paragraph of Section 5; provided, however, that the total amount to be indemnified by such Designated Holder pursuant to penultimate paragraph of Section 5 shall be limited to the net proceeds received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

          (c) Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same,
(ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified

Party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in this Article VII from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), (b) and (c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by such Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8.   Underwritten Registrations

          If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, then the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Required Holders (of such Registrable Securities included in such offering) and reasonably acceptable to the Company. All fees and expenses of any such underwriters shall be the sole responsibility of the Holders retaining such underwriters.

          No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.   Miscellaneous

          (a) Remedies. Except as otherwise specifically provided herein, in the event of a breach by the Company of any of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Except as otherwise specifically provided herein, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company shall not enter into, after the date of this Agreement, any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to any adverse departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than the Required Holders (of the then outstanding Registrable Securities); provided, however, that Section 7 and this Section 9(c) may not be amended, modified or supplemented without the prior written consent of each affected Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by the Required Holders (of the Registrable Securities being tendered or being sold by such Holders pursuant to such Registration Statement).

          (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          (i) if to a Holder of Registrable Securities, at the most current address of such Holder set forth on the records of the Company or the transfer agent and registrar, as the case may be; and

          (ii) if to the Company to the address, telephone number and fax number specified in the Purchase Agreement, or at such other address as the Company shall have specified to each Holder in writing.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Securities.

          (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invali-dated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k) Third-Party Beneficiaries. Holders of Registrable Securities are intended third-party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (l) Entire Agreement. This Agreement, together with the Purchase Agreement is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Parent on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have caused this Registration Rights to be duly executed as of the date first written above.

                                     COLLINS & AIKMAN PRODUCTS CO.


                                     By:         /s/ Ronald T. Lindsay
                                         ---------------------------------------
                                         Name:   Ronald T. Lindsay
                                         Title:  Senior Vice President, General
                                                 Counsel and Secretary


                                     TEXTRON INC.


                                     By:         /s/ John R. Curran
                                         ---------------------------------------
                                         Name:   John R. Curran
                                         Title:  Vice President